February 2, 2006


                               SCHWARTZ VALUE FUND
                     (A SERIES OF SCHWARTZ INVESTMENT TRUST)

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2005


     The following table of Annual Fund Operating Expenses and Example replace the existing disclosure in the section entitled EXPENSE INFORMATION on page 5 of the Prospectus:

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees..........................................  1.00%(2)
     Other Expenses...........................................  0.32%
                                                                -----
     Total Annual Fund Operating Expenses ....................  1.32%
                                                                =====

     (2) Management Fees have been restated to reflect a reduction in such fees effective February 1, 2006.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year             $   234
                      3 Years                418
                      5 Years                723
                     10 Years              1,590

You would pay the following expenses if you did not redeem your shares:
                      1 Year             $   134
                      3 Years                418
                      5 Years                723
                     10 Years              1,590
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     The following  disclosure  supplements  the section HOW TO PURCHASE  SHARES beginning on page 7 of the Prospectus:

Effective February 1, 2006, the minimum initial investment requirement has been reduced from $10,000 to $1,000.
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     The following  disclosure  supplements  the third  paragraph of the section
OPERATION OF THE FUND on page 15 of the Prospectus:

Effective February 1, 2006, the Fund pays the Adviser an investment advisory fee at an annual rate of 1.00% of the average value of its daily net assets.